SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2005
SYMANTEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-17781 (Commission File Number)	77-0181864 (IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, California (Address of principal executive offices)	95014 (Zip Code)
Registrant’s telephone number, including area code (408) 517-8000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers.
SIGNATURE

ITEM 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers.
     On September 10, 2005, John G. Schwarz, President of Symantec Corporation (“Symantec”), submitted his resignation as a principal officer of Symantec, effective immediately, to pursue a role as chief executive officer of another technology company.
     Gary L. Bloom, Symantec’s Vice Chairman of the Board and President, will assume responsibility for Symantec’s six business units. In addition, Mr. Bloom will continue in his leadership role over Symantec’s corporate development organization.
     Thomas W. Kendra has been promoted to Executive Vice President responsible for Worldwide Sales and Services.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION
Date: September 10, 2005	/s/ Arthur F. Courville
Arthur F. Courville
Senior Vice President, Corporate Legal Affairs and Secretary